    TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                             WHEN READY FOR DELIVERY

                          NORTHROP GRUMMAN CORPORATION

  THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF LOS ANGELES, SAN FRANCISCO
                                   OR NEW YORK


INCORPORATED UNDER THE LAWS                                      SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS
                                                               CUSIP 666807 10 2

This Certifies that




is the record holder of


    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $1.00 PAR VALUE, OF

                          NORTHROP GRUMMAN CORPORATION

     transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          Dated



          /s/ Sheila M. Gibbons                        /s/ Kent Kresa

                         SECRETARY                     CHAIRMAN OF THE BOARD


COUNTERSIGNED AND REGISTERED:
          CHEMICAL BANK
          TRANSFER AGENT AND REGISTRAR

BY

                    AUTHORIZED SIGNATURE

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     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     This certificate also entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Northrop Corporation and Manufacturers Hanover Trust Company, dated as of September 21, 1988, as the same shall be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Northrop Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Northrop Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) or certain transferees of any thereof, whether currently held by or on behalf of such Person or by any subsequent holder, may be limited as provided in Section 7(f) of the Rights Agreement.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common

UNIF GIFT MIN ACT -- ___________________Custodian ____________________
                           (Cust)                        (Minor)
                     under Uniform Gifts to Minors
                     Act _____________________________________________
                                             (State)
UNIF TRF MIN ACT --  ______________Custodian (until age_______________)
                        (Cust)
                     _________________________ under Uniform Transfers
                              (Minor)
                     to Minors Act ___________________________________
                                               (State)

     Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________________


                                        X _____________________________________

                                        X _____________________________________
                                          THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                              NOTICE:     WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By __________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM, PURSUANT
TO S.E.C. RULE 17Ad-15.